Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.6649%



        Excess Protection Level
          3 Month Average   6.25%
          November, 2000   6.55%
          October, 2000   6.35%
          September, 2000   5.84%


        Cash Yield                                  19.74%


        Investor Charge Offs                         4.46%


        Base Rate                                    8.73%


        Over 30 Day Delinquency                      5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $6,672,128,513.82